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                                                                    EXHIBIT 10.5

                                                                  Execution Copy


                                          As of December 17, 1996




CMG Funding Corp.
5295 Commerce Drive
Suite 400
Salt Lake City, Utah 88107

        Re: Exclusive Right to Purchase and Securitize Loans and Investment Banking Services

Ladies and Gentlemen:

This letter (the "Investment Banking Services Agreement") hereby confirms that each of CMG Funding Corp., ("CMG") and Continental Mortgage Group, L.C. and its successors ("CMLC" which together with CMG are referred to herein as "CMGFC") in consideration of (i) ContiTrade Services L.L.C. ("CTS") providing a mortgage loan purchase and sale facility to CMG pursuant to the Purchase and Sale Agreement dated as of December 17, 1996 (the "Purchase Agreement") among CMG, CMLC and CTS, (ii) CTS providing a standby financing facility to CMG, CMLC pursuant to the Standby and Working Capital Financing Agreement dated as of December 17, 1996 (the "Standby Agreement") among CTS, CMGFC, CMLC and CMG Funding Securities Corp., (iii) CTS providing subordinated debt financing (the "Subordinated Debt") pursuant to the Subordinated Debt Agreement dated as of December 17, 1996 (the "Subordinated Debt Agreement") between CMG and CTS, (iv) ContiFinancial Corporation, a Delaware corporation ("CFC"), investing in CMG through the purchase of its Class A preferred stock (the "Preferred Stock") pursuant to the Preferred Stock Purchase Agreement, dated as of December 17, 1996, between CFC and CMG, and (v) the mutual promises and other valuable consideration described herein (a) irrevocably appoints ContiFinancial Services Corporation (the "Agent" or "CFS") as the exclusive agent of CMGFC with respect to any securitization, financing, sale or transfer of loans, other than as provided for in Section 3 hereof with respect to Alternate Sale Loans (as hereinafter defined), by CMGFC or any special purpose corporation or trust created for such purpose (the "Issuer") (CMGFC, the Issuer, any affiliate of either, and any entity owned, controlled or created by either, collectively, the "CMGFC Group"), or by any other member of CMGFC Group, of closed-end non-conforming credit, fixed rate and adjustable rate mortgage loans and home equity loans which satisfy the Securitization Program Mortgage Loan Underwriting Guidelines of the Purchase Agreement (the "Loans") or any sale of asset-backed securities representing an interest in the Loans, and any additional credit enhancement ("Credit Enhancement") (as described below) in pass-through, pay-through or any other format, either in single-tranche or multi-tranche structures, such


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format to be determined by the Agent with CMGFC's consent, which shall not be unreasonably withheld, (such asset-backed securities, the "Securities"), in a series of one or more private placement(s) (whether under Rule 144A under the Securities Act of 1933 or otherwise) or public offering(s) (each such placement or offering of Securities constituting a "Securitization"), upon the terms and conditions described below, (b) grants to CTS or an affiliate thereof, in connection with any Securitization, (i) the option, to be exercised in CTS's sole discretion, to purchase at fair market value certain Loans representing up to (A) 75%, during and prior to 1997, (B) 50%, during 1998, and (C) 25%, during 1999 and thereafter, of the Loans intended to be securitized in such Securitization (however, in individual transactions, the percentage so purchased may vary by as much as 5% from the level specified for such year) or such greater amount as agreed to by CMGFC and the Agent immediately prior to their transfer for securitization and (ii) the right upon the exercise of such option to deposit such purchased Loans into the Issuer effecting such Securitization and to receive in consideration therefor the proportionate interest in any residual interest ("Residual Interest") or interest only interests ("I/O Interests") issued in such Securitization, and (c) grants to CTS or an affiliate thereof the right to bid to provide certain investment banking services to CMGFC. It is currently anticipated that CMGFC Group will sell or finance substantially all Loans, subject to Section 3 herein, through Securitizations for the term of this Investment Banking Services Agreement (as described in Section 5 herein).

               1. Loans. The Loans with regard to each respective Securitization will: (a) have terms and conditions as set forth in the underwriting guidelines annexed as Exhibits A and B to the Purchase Agreement or as jointly agreed from time to time by CMGFC and CTS; (b) be secured by a mortgage in a related mortgaged property; and (c) meet the underwriting criteria established for securitization as specified in the Purchase Agreement and consistent with marketplace securitization requirements or as otherwise jointly agreed.

               2. Securities. It is expected that each Securitization shall consist of at least one class of Securities rated "A" (or the equivalent) or higher by at least one nationally recognized rating agency ("Rating Agency") acceptable to the Agent and CMGFC. The Agent will determine, with CMGFC's consent, which shall not be unreasonably withheld, the form of Credit Enhancement and pricing for the Securities, if any, as required by the Rating Agency, which may consist of a financial guarantee or guarantees, subordination, overcollateralization or other form of credit enhancement or some combination of the foregoing.

               3. Form of Delivery. The Securities may be issued as notes, certificates or a combination thereof pursuant to a pooling and servicing agreement, indenture, or other form of securitization agreement acceptable to the Agent and CMGFC (together with related documents, the related "Agreement") to be entered into between CMGFC, ContiMortgage Corporation ("CMC") as servicer with respect to such transaction, the Issuer and a trustee (the "Trustee") mutually acceptable to the Agent and CMGFC. The Issuer shall pay the ongoing costs of the Trustee. CMGFC and CTS, where applicable, will convey the Loans to the Issuer in exchange for the net proceeds of

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the Securities. The Securities may be issued in one or more classes, representing various interests and rights of priority in payment as required by the purchaser(s) of such Securities. In order to enhance the pool characteristics for a group of Loans relating to a particular Securitization or for other reasonable business purposes, it is currently contemplated that from time to time a member of the CMGFC Group may sell Loans, without the need to obtain the prior written approval of the Agent, through whole loan sales, participation sales or by some other means that does not involve the consummation of a Securitization or a financing of such Loans (as determined in the reasonable discretion of the Agent) (the "Alternate Sale Loans"); provided that during the period leading up to each Securitization, commencing on the date of this Investment Banking Services Agreement, for the period leading up to the first Securitization, or commencing on the date of closing of the immediately preceding Securitization for all subsequent Securitizations, any member of the CMGFC Group shall not sell an amount of Alternate Sale Loans which in the aggregate is greater than (a) with respect to the initial transaction, $5,000,000, and (b) with respect to all subsequent transaction, 10% of the aggregate principal amount of Loans expected by the Agent to be included in the next Securitization as indicated in a written notice provided by the Agent from time to time; provided however, that CMGFC may sell a greater amount of Alternate Sale Loans to the extent that Seller has fully utilized its (a) purchase capacity under the Purchase Agreement and (b) borrowing capacity under the Standby Agreement and all other facilities available to CMGFC to inventory Loans and such additional sales are necessary to maintain liquidity for continued operations. In addition, CTS shall have the right to purchase such Alternate Sale Loans at a price which equals the highest bid received by the CMGFC Group for such Alternate Sale Loans. It is currently anticipated that CMGFC shall consummate Securitizations on a quarterly basis. CMGFC shall use its best efforts to cause the CMGFC Group to effectuate Securitizations on such schedule.

               4. Servicing of the Loans. For a particular Securitization, the Loans will be serviced by CMC in accordance with the terms and provisions of the servicing agreement referred to in the Purchase Agreement with respect to Loans to be securitized and, upon securitization, the related Agreement. CMC shall be entitled to a servicing fee equal to 0.50% per annum on the unpaid balance of the Loans related to such Securitization or under the Purchase Agreement. Such servicing agreement and the related Agreement, as applicable, will, among other things, (a) require that CMGFC make certain representations and warranties concerning the quality and the underwriting of the Loans, (b) require that CMC make certain representations and warranties concerning the servicing of the Loans, and (c) to the extent such representations and warranties are breached with respect to a particular Loan, will require that CMGFC or CMC repurchase such Loan, as the case may be. If and when CMGFC is acceptable to the Rating Agencies and the credit enhancers (if any) to act as the Servicer in particular Securitizations, CMGFC may act as the Servicer in such future Securitizations, and possess the rights and perform the obligations of the Servicer hereunder with respect to such future Securitizations.

               5. Term. The term established hereby shall be in effect for the period commencing on the date hereof and expiring upon the earlier to occur of
(a) the date five

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years after the date of this Agreement, (b) the date written notice of termination is given by the Agent, at the sole discretion of the Agent in the event that CMGFC is in material default under any of the Documents (as hereinafter defined), or (c) the date written notice of termination is given by CMGFC, at the sole discretion of CMGFC in the event that (i) CTS or CFS is in material breach of its obligations under this Investment Banking Services Agreement, the Purchase Agreement or the Standby Agreement such that such material breach is the cause of the termination of such agreement or (ii) the Agent has habitually failed to securitize pools of Loans (except where alternate forms of disposition provide comparable execution) for a period in excess of a year during such periods when similar sized pools of mortgage loans having similar characteristics and quality have been readily securitized by others (the "Termination Date").

               6. Exclusive. The placement agency created hereby is (i) irrevocable, being a power coupled with an interest, namely the extension of credit by CTS, under the Standby Agreement and the Subordinated Debt Agreement to CMGFC as partial consideration for the appointment of the Agent hereunder and
(ii) exclusive from the date hereof through the earlier of (A) the date CTS terminates the Purchase Agreement or the Standby Agreement and such termination materially and adversely interferes with the ability of CMGFC to continue its business or (B) the Termination Date (the "Term of Exclusivity"), and CMGFC shall cause each member of the CMGFC Group, except as permitted pursuant to
Section 3 with respect to Alternate Sale Loans, (a) not to employ any other agent, broker or person for any securitization of Loans or the sale or placement of any Securities or other interests in the Loans or secured thereby during the term of this Investment Banking Services Agreement, except as determined to be appropriate in the judgment of the Agent, (b) not to withdraw any Loans or Securities from sale, (c) not to attempt to sell or otherwise finance any Loans or Securities itself during the Term of Exclusivity, and (d) to refer to the Agent all inquiries with respect to any purchase or financing of any Loans or Securities. Further, during the Term of Exclusivity and for a period of 18 months thereafter, CMGFC shall cause each member of the CMGFC Group, not to (x) directly or indirectly seek to sell any Loans or Securities, to any offeree, subscriber, person or entity whose name is or was provided to the CMGFC Group by the Agent pursuant to this Investment Banking Services Agreement, other than an entity generally known in the industry as an investor in such products or known to CMGFC prior to the date of this Investment Banking Services Agreement as an investor in such products (y) use such names except in connection with this Investment Banking Services Agreement or (z) disclose such names to any other agent, broker or person, unless prior thereto the CMGFC Group has obtained the written consent of the Agent.

               7. Best Efforts. The Agent agrees to utilize its best efforts in its ordinary course of business to obtain one or more purchasers of rated Securities which are issued as applicable during the term of this Investment Banking Services Agreement and upon the terms set forth herein.

               8. Compensation. In the event a letter of intent, placement agreement, purchase price letter, purchase agreement or any other written or verbal agreement with respect to the Securitization of any Loans (other than Alternate Sale

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Loans) or the sale of Securities issued in respect thereof is entered into during the term of this Investment Banking Services Agreement (whether or not through the efforts of the Agent), CMGFC shall pay compensation as required by this Section 8 to the Agent simultaneously with the closing of the sale of the Securities, the Securitization of the Loans, or interests therein, notwithstanding that such closing may occur after the expiration of the term of this Investment Banking Services Agreement. With respect to any Securitization of a pool of Loans (other than Alternate Sale Loans) or the sale of Securities issued in respect thereof, CMGFC shall pay to the Agent as compensation an amount equal to the greater of (i) an amount equal to the product of (A) (x) 0.50%, with respect to privately placed Securitizations, or (y) 0.25%, with respect to publicly offered Securitizations, and (B) the principal amount of Securities issued in the Securitization of such pool of Loans, or (ii) the Minimum Placement and Structuring Fee which equals $200,000.

               9. Investment Banking Services. In those cases where CMGFC, in its sole discretion, determines that it has a need for general investment banking services, CMGFC shall give to CTS or an affiliate thereof the opportunity to bid to provide to CMGFC such services, including, without limitation, those services customarily provided by investment banking firms to their clients in connection with mergers and acquisitions, capital markets access and corporate finance, including, without limitation, the following:

                      (a) evaluation and recommendation or financial and
               strategic alternatives;

                      (b) evaluation and recommendation of internal policies,
               procedures and systems, in each case, relating to the requirements of the securitization market;

                      (c) introduction of CMGFC to, and facilitation of CMGFC's
               discussions with, guarantors, rating agencies, investors and other third parties involved in the securitization market;

                      (d) advice concerning the strategy and tactics of
               negotiations, and participation in such negotiations;

                      (e) advice on the timing, structure and pricing of a
               transaction; and

                      (f) such additional investment banking services as from
               time to time may be mutually agreed upon.

               Except as expressly set forth in this Agreement, neither CTS nor CFS shall be responsible for providing, nor does either make any representations or commitments concerning financing (whether in the form of debt or equity or any combination or derivative thereof) or for the underwriting or placement of securities for CMGFC.

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               10. Loan Purchase. During the Term of Exclusivity, in connection with any Securitization, CTS or an affiliate thereof (the "Purchaser") shall have the right to purchase from CMGFC, at CTS's sole option, an amount of Loans (the "Purchased Loans") representing up to (A) 75%, during and prior to 1997,
(B) 50%, during 1998, and (C) 25%, during 1999 and thereafter, of the Loans, by principal balance, intended to be securitized in such Securitization (however, in individual transactions, the percentage so purchased may vary by as much as 5% from the level specified for such year), or such greater amount as agreed to by CMGFC and the Agent, immediately prior to their transfer for such Securitization. The Purchased Loans will be selected so as to be representative in all respects to the Loans being securitized in such Securitization. The Purchaser shall pay CMGFC an amount equal to the fair market value of the Purchased Loans as the purchase price therefor. If CMGFC questions the Purchaser's determination of the fair market value of the Purchased Loans, CMGFC and the Purchaser will agree to reexamine such determination if CMGFC demonstrates that such determination is materially different from the prices bid by two or more separate unrelated third party investors who have extended binding offers to purchase such Purchased Loans. The sale of the Purchased Loans will be effected through a purchase agreement wherein CMGFC will provide the Purchaser with (i) the same representations and warranties with respect to the Purchased Loans as will be provided in the Securitization to the Issuer, with respect to the Loans securitized thereunder, (ii) indemnification for any liabilities resulting from the breach of such representations and warranties, and (iii) the right to assign such representations and warranties and such right to indemnification to any assignee of the Purchaser. The Purchaser shall have the right (x) to deposit the Purchased Loans into the Issuer effecting such Securitization, (y) to assign the rights described in clause (iii) above to the Issuer in lieu of being required to separately provide such representations and warranties and such indemnification and (z) to receive in consideration therefor a fractional portion of the total amount of (A) the Residual Interest and the I/O Interests issued in such Securitization, (B) the other Securities issued in such Securitization which were not sold to the public or the underwriters or privately placed with third persons, and (C) the net proceeds of such Securitization equal to the ratio between the principal balance of the Purchased Loans and the principal balance of all the Loans securitized in such Securitization.

               11. Information Disclosure. CMGFC agrees, from time to time with respect to each Securitization, to make available to the Agent and any prospective purchaser of Securities for their review, and for use in disclosure materials in connection with such Securitization (the "Disclosure Materials") all documents and records relating to the Loans, the underwriting, origination and servicing practices and loan portfolio performance history of CMGFC and CMC, and such other related information as the Agent may reasonably request from time to time. Further, in connection with each Securitization, CMGFC agrees to review the Disclosure Materials for accuracy and completeness and to notify the Agent of any errors and omissions therein.

               12. Cooperation. CMGFC agrees, and shall cause each member of the CMGFC Group, to cooperate with prospective purchasers of Securities designated by the Agent in the furnishing of information relating to the Loans or Securities. CMGFC


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further agrees, and shall cause each member of the CMGFC Group, to execute and deliver such instruments and take such actions as the Agent or any purchaser may, from time to time, reasonably request in order to effectuate the sale of Loans or Securities. CMGFC shall cause each member of the CMGFC Group to abide by the terms of this Investment Banking Services Agreement as if it were a party hereto.

               13. Expenses. All reasonable costs and expenses in connection with this agency, the issuance of the Securities, and the transfer of the Loans to the Trustee, the Issuer, or any purchaser shall be paid by CMGFC and CTS based on CMGFC's and CTS's pro rata portion or respective percentage ownership interest in the Residual Interests of the related Securitization. Such costs and expenses shall include among other things, costs and expenses related to the fees and disbursements of the CMGFC Group's external counsel, the Trustee's up-front fees (including the fees and disbursements of its external counsel), the Agent's external counsel, CTS's external counsel (if any), external counsel for any purchaser of the Securities and the fees of the CMGFC Group's external accounting firm.

               14. Purchaser's Ability to Perform. Neither CTS nor CFS shall make, nor shall either entity be deemed to have made, any representation or warranty in respect of any purchaser's ability or capacity to perform any contractual obligations to CMGFC or to purchase any Securities or Loans, other than CTS's or CFS's own ability and capacity to fulfill their respective obligations as contemplated in this Investment Banking Services Agreement.

               15. CMGFC's Representation. CMGFC hereby represents and warrants as of the date of this Investment Banking Services Agreement and shall represent and warrant as of dates designated from time to time by the Agent with respect to each Securitization that (a) the CMGFC Group has not, directly or indirectly (except through the Agent), sold or offered, or attempted or offered to dispose of or solicited any offer to buy, or otherwise approached or negotiated in respect of, any Securities, and (b) the Disclosure Materials used in connection with such Securitization, or the information provided by CMGFC to any prospective purchaser of Securities, do not include any untrue statement of a material fact or do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As used herein the terms "offer" and "sales" have the meanings specified in Section 2(3) of the Securities Act of 1933, as amended.

               16. Indemnity. CMGFC will indemnify and hold harmless CFS, CTS and any affiliates thereof and their respective officers, directors, members, employees and affiliates (the "Indemnified Parties") against any losses, claims, damages or liabilities to which the Indemnified Parties may become subject in connection with any matter related to or arising out of this Investment Banking Services Agreement; provided, however, there shall be excluded from such indemnification any such loss, claim, damage or liability which results from the gross negligence or willful misconduct of the Indemnified Parties in performing the services which they are to render pursuant hereto. Such

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indemnity shall include, but not be limited to, any claims made against the
Indemnified Parties respecting (a) the accuracy or completeness of the materials or information provided by CMGFC to any Indemnified Party or a purchaser or prospective purchaser of Loans or Securities placed by CTS or (b) any action, or failure to act, by any Indemnified Party undertaken at CMGFC's written request or with CMGFC's written consent. In the event any Indemnified Party intends to seek indemnification by CMGFC hereunder, it will, as soon as practicable, advise CMGFC of the circumstances giving rise to CMGFC's obligation hereunder.

               17. Amendment and Termination. Except as specifically provided for herein, neither CMGFC nor the Agent shall have the right to amend, modify or terminate this Investment Banking Services Agreement or the Term of Exclusivity without the written consent of the other party hereto; provided that CMGFC's and the CMGFC Group's obligations under (i) Sections 8, 11, 12, 13, 14, 15, 16, 19, 20 and 21 hereof shall survive any termination of this Investment Banking Services Agreement and (ii) Sections 6 and 10 hereof shall survive any termination of this Investment Banking Services Agreement unless terminated pursuant to the terms of Section 5(c).

               18. Documentation. As a condition to the obligations of CTS and CFS under this Investment Banking Services Agreement, CTS and CFS shall execute documentation establishing the Purchase Agreement and each of the other Significant Documents as defined therein (the "Documents"). In addition, with respect to any Loans or Securities placed by CTS or an affiliate thereof, the Agreement and any related purchase agreement(s) and other customary documents, instruments, certificates and opinions of counsel shall be executed and delivered by the appropriate parties. Such customary items shall include, but not be limited to, (a) opinions from the CMGFC Group's external counsel, which counsel and opinions shall be acceptable to CTS and CFS, regarding (i) the true sale of the Loans from CMGFC to the Issuer and (ii) the non-consolidation of the Issuer into CMGFC's estate upon a bankruptcy of CMGFC and (b) a letter from the CMGFC Group's external accounting firm (such firm to be reasonably acceptable to the Agent) (i) verifying the accuracy of any portfolio performance information and statistical stratifications and analyses of the Loans used in Disclosure Materials and marketing the Loans or Securities to prospective purchasers and
(ii) describing the agreed-upon-procedures performed by such accounting firm on a statistical sample of Loans involved in a Securitization.

               19. Contribution. If the indemnification provided for in Section 16 is unavailable or insufficient to hold harmless an Indemnified Party, then CMGFC shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 16 (a) in such proportion as is appropriate to reflect the relative benefits received by CMGFC and the CMGFC Group on the one hand and the Agent and CTS on the other, from the offering of the Securities or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of CMGFC and the CMGFC Group on the one hand and the Agent and CTS on the other, in connection with the statements or omissions

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which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

               20. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY. THIS INVESTMENT BANKING SERVICES AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS RULES APPLIED IN THE STATE OF NEW YORK. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS INVESTMENT BANKING SERVICES AGREEMENT (A) EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (B) EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, CFS, CTS AND CMGFC EACH IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS INVESTMENT BANKING SERVICES AGREEMENT OR ANY MATTER ARISING HEREUNDER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, CMGFC SHALL CAUSE EACH MEMBER OF THE CMGFC GROUP TO IRREVOCABLY WAIVE THROUGH A SIGNED WRITTEN INSTRUMENT ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS INVESTMENT BANKING SERVICES AGREEMENT OR ANY MATTER ARISING HEREUNDER AND SHALL PROMPTLY DELIVER TO THE AGENT SUCH WRITTEN WAIVERS.

               21. Representation by Counsel. CMGFC hereby acknowledges to CFS and CTS that it has been represented by counsel of its choice during the course of the negotiation of this Investment Banking Services Agreement and the Documents.

                  [Remainder of Page Intentionally Left Blank]

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



               If you agree to the foregoing terms and conditions, please so indicate by executing the acknowledgment on the enclosed copy of this Investment Banking Services Agreement and returning it to us.

                                Very truly yours,


                                    CONTIFINANCIAL SERVICES CORPORATION
                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:  Authorized Signatory

                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:  Authorized Signatory

                                    CONTITRADE SERVICES L.L.C.

                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:  Authorized Signatory

                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:  Authorized Signatory


Accepted and agreed by:

CMG FUNDING CORP.


By:
  -------------------------------
Name:  John Fry
Title: President


CONTINENTAL MORTGAGE GROUP, L.C.


By:
  -------------------------------
Name:  John Fry
Title: President


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            [Signature Page to Investment Banking Services Agreement]


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                                                                  Execution Copy



                         AMENDMENT 1 TO LETTER AGREEMENT
            REFERRED TO AS THE INVESTMENT BANKING SERVICES AGREEMENT



               This Amendment 1, dated as of November 18, 1997 (the "Amendment"), to the Letter Agreement (the "Investment Banking Services Agreement"), dated as of December 17, 1996, among CMG Funding Corp., ("CMGFC") and Continental Mortgage Group, L.C. (now succeeded by CMG Funding Corp.), ContiTrade Services L.L.C., ("CTS") and ContiFinancial Services Corporation.

               WHEREAS, the parties hereto have entered into the Investment Banking Services Agreement, as well as a series of other agreements designated as Documents in the Letter Agreement; and

               WHEREAS, the parties hereto now wish to amend the certain provisions in the Investment Banking Services Agreement.

               NOW, THEREFORE, in consideration of the promises and agreements contained herein, the parties hereto agree, pursuant to section 17 of the Investment Banking Services Agreement, to amend the Investment Banking Services Agreement and restate certain provisions thereof as follows:

               1. Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to them in the Investment Banking Services Agreement.

               2. Initial Paragraph. The initial paragraph of the Investment Banking Services Agreement is amended as follows:

                      (a) through the replacement of the phrase "the option," in clause (b)(i) thereof with the phrase "the option, prior to the REIT Issuance (as defined herein, as amended),";

                      (b) through the inclusion of a new clause (c) immediately
                after clause (b) thereof, as follows: (c) grants to CTS or an affiliate thereof the option, on or after the REIT Issuance, to be exercised in CTS's sole discretion, to purchase certain Loans each month which in the aggregate equal or exceed by principal balance the Monthly Purchase Target (as defined herein, as amended) as more fully set forth in Section 10 hereof,";

                      (c) through the relettering of the existing clause (c)
                thereof as clause (d) thereof;

                      (d) through the substitution of the phrase "substantially
                all ARM Loans (as defined herein, as amended)" for the phrase "substantially all Loans" in the last sentence therof.

                      (e) through appending the following sentence at the end
                thereof: "The Agent may exercise its rights hereunder directly or, with respect to the public offering of Securities, the Agent may act as financial advisor to arrange on behalf of CMGFC with other parties to perform or participate in any underwriting of Securities."

               3. Form of Delivery. Section 3 of the Investment Banking Services Agreement shall be amended as follows:

                      (a) through the replacement of the phrase "it is currently contemplated that" in the fifth sentence thereof with the phrase "it is currently contemplated that, prior to the REIT Issuance,"; and

                      (b) through the addition of the following sentence
                immediately after the sixth sentence thereof: "On and after the REIT Issuance, (i) no Loan will qualify as an Alternate Sale Loan, and (ii) no member of the CMGFC Group may sell any Alternate Sale Loans."

               4. Servicing of the Loans. Section 4 of the Investment Banking Services Agreement shall be replaced in its entirety with the following:

                      4. Servicing of the Loans: For a particular
                Securitization, the Loans will be serviced by a servicer that is reasonably acceptable to CTS (the "Servicer"), in accordance with the terms and provisions of the servicing agreement referred to in the Purchase Agreement with respect to Loans to be securitized and, upon securitization, the related Agreement. The Servicer shall be entitled to a servicing fee no greater than 0.50% per annum on the unpaid balance of the Loans related to such Securitization or under the Purchase Agreement. Such servicing agreement and the related Agreement, as applicable, will, among other things, (a) require that CMGFC make certain representations and warranties concerning the quality and the underwriting of the Loans, (b) require that the Servicer make certain representations and warranties concerning the servicing of the Loans, and (c) to the extent such representations and warranties are breached with respect to a particular Loan, will require that CMGFC or the Servicer repurchase such Loan, as the case may be. If and when CMGFC is acceptable to the Rating Agencies and the credit enhancers (if any) to act as the Servicer in particular Securitizations, CMGFC may act as the Servicer in such future Securitizations, and possess the rights and perform the obligations of the Servicer hereunder with respect to such future Securitizations.'

               5. Term. Section 5 of the Investment Banking Services Agreement is amended as follows:

               (a) through the insertion of the phrase "which remain in effect" immediately following the closure of the parenthetical in clause (b) thereof;

               (b) through the insertion of the notation "(A)" immediately following the phrase "habitually failed" in clause (c)
                      (ii) thereof; and

               (c) through the insertion of the phrase "or (B) to arrange, as financial advisor, on behalf of CMGFC for the securitization of pools of Loans through public offerings with other parties acting as underwriters,"

               6. Exclusive. Section 6 of the Investment Banking Services Agreement is amended as follows:

               (a) through the insertion of the notation "(A)" immediately following the phrase "namely the extension of "in clause
                      (i) thereof;

               (b) through the insertion of the phrase ", and/or (B) a purchase facility by CTS under the Purchase Agreement to CMGFC," immediately following the acronym "CMGFC" in clause (i) thereof;

               (c) through the insertion of the word "unilaterally" immediately following the acronym "CTS" in clause (ii)(A) thereof; and

               (d) through the deletion of the phrase "or the Standby Agreement" in clause (ii)(A) thereof.

               7. Compensation. Section 8 of the Investment Banking Services Agreement is amended through appending the following sentences at the end thereof: 'During the Term of the Investment Banking Services Agreement, the Agent shall be entitled to the above stated compensation whether or not it shall
(1) directly effect the Securitization of the Loans or (2) arrange as financial advisor, on behalf of CMGFC, for the Securitization of the Loans through public offerings by other parties acting as underwriters the "Other Underwriters"). Any fees and expenses of such Other Underwriters shall be paid by CMGFC and shall not reduce the compensation paid to the Agent under this Investment Banking Services Agreement.'

               8. Loan Purchase. Section 10 of the Investment Banking Services Agreement shall be replaced in its entirety with the following:

               10. Loan Purchase.

               (a) Prior to the issuance by CMGFC of its stock or units including its stock in anticipation of CMGFC electing Real Estate Investment Trust status (the "REIT Issuance"), in connection with any Securitization, CTS or an affiliate thereof (the "Purchaser") shall have the right to purchase from CMGFC, at CTS's sole option, an amount of Loans (the "Purchased Loans") representing up to (A) 75%, during and prior to 1997, (B) 50%, during 1998, and (C) 25%, during 1999 and thereafter, of the Loans, by principal balance, intended to be securitized in such Securitization (however, in individual transactions, the percentage so purchased may vary by as much as 5% from the level specified for such year), or such greater amount as agreed to by CMGFC and the Agent, immediately prior to their transfer for such Securitization.

               (b) On or after the REIT Issuance, and through and including December 31, 2001, during each month the Purchaser shall have the right to purchase from CMGFC, at CTS's sole option, an amount of Loans (also the "Purchased Loans") representing up to 75% of the Loans that are fixed rate loans which are originated or acquired by CMGFC during such month, by principal balance (the "Monthly Purchase Target"), or such greater amount as agreed to by CMGFC and the Agent. CMGFC may also use Loans which are adjustable rate loans ("ARM Loans") to satisfy the Monthly Purchase Target for any month by offering to sell such Loans to the Purchaser, provided that the ARM Loans, by principal balance, represent no more than 50% of the related Monthly Purchase Target.

               (c) On or after the REIT Issuance, and through and including December 31, 2001, on the fifth business day after the close of each calendar quarter, to the extent that the (i) sum of the Monthly Purchase Targets for the months in the previous calendar quarter, exceeds (ii) the aggregate principal balance of eligible Loans offered for sale by CMGFC to the Purchaser during such calendar quarter in accordance with the terms of this Investment Banking Services Agreement, then CMGFC shall promptly pay to CTS a sum equal to the product of (y) 0.0040, and (z) the amount by which value determined pursuant to clause (i) hereof, exceeds the value determined pursuant to clause (ii) hereof.

               (d) The Purchased Loans will be selected so as to be representative in all respects to the Loans being securitized in such Securitization. The Purchaser shall pay CMGFC an amount equal to the fair market value of the Purchased Loans as the purchase price therefor, as determined as set forth in the best published rate sheet price for such Loans by CMC. The sale of the Purchased Loans will be effected through a purchase agreement wherein CMGFC will provide the Purchaser with (i) the same representations and warranties with respect to the Purchased Loans as will be provided in the Securitization to the Issuer, with respect to the Loans securitized thereunder, (ii) indemnification for any liabilities resulting from the breach of such representations and warranties, and (iii) the right to assign such representations and warranties and such right to indemnification to any assignee of the Purchaser. The Purchaser shall have the right (x) to deposit the Purchased Loans into the Issuer effecting such Securitization, (y) to assign the rights described in clause (iii) above to the Issuer in lieu of being required to separately provide such representations and warranties and such indemnification and (z) to receive in consideration therefor a fractional portion of the total amount of (A) the Residual Interest and the I/O Interests issued in such Securitization, if any, (B) the other Securities issued in such Securitization which were not sold to the public or the underwriters or privately placed with third persons, and (C) the net proceeds of such Securitization equal to the ratio between the principal balance of the Purchased Loans and the principal balance of all the Loans securitized in such Securitization.'

               9. Address. The Address block set forth on page one of the Investment Banking Services Agreement is replaced in its entirety by the following:

                          CMG Funding Corp.
                          2855 East Cottonwood Parkway
                          Suite 500
                          Salt Lake City, Utah 84121

               10. Effectiveness This Agreement, even after due execution by the parties hereto, will not become effective until (i) each of the Conversion Letter Agreement dated as of November 18, 1997 by and between CTS and CMGFC (the "Conversion Letter Agreement"), the Termination Letter dated as of November 18, 1997, by and between CTS and John Fry as Shareholder of CMGFC, Amendment 2 to the Registration Rights Agreement dated as of November 18, 1997, by and between CMGFC and CTS, Amendment 2 to the Standby and Working Capital Financing Agreement dated as of November 18, 1997, by and among CMGFC as Borrower, CTS as Lender and CMG Funding Securities Corp. as Residualholder, and Warrant No. 1 issued by CMGFC to CTS and dated as of November 18, 1997, have each also been duly executed and delivered by the parties thereto, and (ii) the 546,883 shares of Common Stock have been conveyed to CTS pursuant to Paragraph 2 of the Conversion Letter Agreement.

               11. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without regard to its rules regarding conflict of laws.

               IN WITNESS WHEREOF, the parties have executed this Amendment 1 to the Investment Banking Services Agreement as of the day and year first above written.

                                                   CMG Funding Corp.



                                                   By:
                                                      --------------------------
                                                       Name: John D. Fry
                                                       Title:



                                                   ContiTrade Services, L.L.C.



                                                   By:
                                                      --------------------------
                                                       Name:
                                                       Title:



                                                   By:
                                                      --------------------------
                                                       Name:
                                                       Title:



                                                   ContiFinancial Services
                                                   Corporation



                                                   By:
                                                      --------------------------
                                                       Name:
                                                       Title:



                                                   By:
                                                      --------------------------
                                                       Name:
                                                       Title:

                         AMENDMENT 2 TO LETTER AGREEMENT
            REFERRED TO AS THE INVESTMENT BANKING SERVICES AGREEMENT



               This Amendment 2, dated as of December 31, 1997 (the "Amendment"), to the Letter Agreement (the "Investment Banking Services Agreement"), dated as of December 17, 1996, among CMG Funding Corp., ("CMGFC") and Continental Mortgage Group, L.C. (now succeeded by CMG Funding Corp.), ContiTrade Services L.L.C., ("CTS") and ContiFinancial Services Corporation.

               WHEREAS, the parties hereto have entered into the Investment Banking Services Agreement, as well as a series of other agreements designated as Documents in the Letter Agreement;

               WHEREAS, the parties hereto have previously amended the Investment Banking Services Agreement pursuant to an amendment dated as of November 18, 1997 ("Amendment 1"); and

               WHEREAS, the parties hereto now wish to amend the certain provisions in the Investment Banking Services Agreement, as amended by Amendment 1.

               NOW, THEREFORE, in consideration of the promises and agreements contained herein, the parties hereto agree, pursuant to section 17 of the Investment Banking Services Agreement, to amend the Investment Banking Services Agreement and restate certain provisions thereof as follows:

               1. Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to them in the Investment Banking Services Agreement.

               2. Loan Purchase. Section 10 of the Investment Banking Services Agreement shall be replaced in its entirety with the following:

               10.    Loan Purchase.

               (a) Prior to January 1, 1998 and prior to the issuance by CMGFC of its stock or units including its stock in anticipation of CMGFC electing Real Estate Investment Trust status (the "REIT Issuance"), in connection with any Securitization, CTS or an affiliate thereof (the "Purchaser") shall have the right to purchase from CMGFC, at CTS's sole option, an amount of Loans (the "Purchased Loans") representing up to 75% of the Loans, by principal balance, intended to be securitized in such Securitization (however, in individual transactions, the percentage so purchased may vary by as much as 5% from the level specified for such year), or such greater amount as agreed to by CMGFC and the Agent, immediately prior to their transfer for such Securitization.

               (b) On or after January 1, 1998 and prior to the earlier to occur of (i) the REIT Issuance, or (ii) January 1, 2002, during each month the Purchaser shall have the right to purchase from CMGFC, at CTS's sole option, an amount of Loans (also the "Purchased Loans") representing up to 50% of the Loans which are originated or acquired by CMGFC during such month, by principal balance (the "Monthly Purchase Target"), or such greater amount as agreed to by CMGFC and the Agent.

               (c) On or after the REIT Issuance, and through and including December 31, 2001, during each month the Purchaser shall have the right to purchase from CMGFC, at CTS's sole option, an amount of Loans (also the "Purchased Loans") representing up to 75% of the Loans that are fixed rate loans which are originated or acquired by CMGFC during such month, by principal balance (also the "Monthly Purchase Target"), or such greater amount as agreed to by CMGFC and the Agent. CMGFC may also use Loans which are adjustable rate loans ("ARM Loans") to satisfy the Monthly Purchase Target for any month by offering to sell such Loans to the Purchaser, provided that the ARM Loans, by principal balance, represent no more than 50% of the related Monthly Purchase Target.

               (d) On or after January 1, 1998, and through and including December 31, 2001, on the fifth business day after the close of each calendar quarter, to the extent that the (i) sum of the Monthly Purchase Targets for the months in the previous calendar quarter, exceeds (ii) the aggregate principal balance of eligible Loans offered for sale by CMGFC to the Purchaser during such calendar quarter in accordance with the terms of this Investment Banking Services Agreement, then CMGFC shall promptly pay to CTS a sum equal to the product of (y) 0.0040, and (z) the amount by which value determined pursuant to clause (i) hereof, exceeds the value determined pursuant to clause (ii) hereof.

               (e) The Purchased Loans will be selected so as to be representative in all respects to the Loans being securitized in such Securitization. The Purchaser shall pay CMGFC an amount equal to the fair market value of the Purchased Loans as the purchase price therefor, as determined as set forth in the best published rate sheet price for such Loans by CMC. The sale of the Purchased Loans will be effected through a purchase agreement wherein CMGFC will provide the Purchaser with (i) the same representations and warranties with respect to the Purchased Loans as will be provided in the Securitization to the Issuer, with respect to the Loans securitized thereunder, (ii) indemnification for any liabilities resulting from the breach of such representations and warranties, and (iii) the right to assign such representations and warranties and such right to indemnification to any assignee of the Purchaser. The Purchaser shall have the right (x) to deposit the Purchased Loans into the Issuer effecting such Securitization, (y) to assign the rights described in clause (iii) above to the Issuer in lieu of being required to separately provide such representations and warranties and such indemnification and (z) to receive in consideration therefor a fractional portion of the total amount of (A) the Residual Interest and the I/O Interests issued in such Securitization, if any, (B) the other Securities issued in such Securitization which were not sold to the public or the underwriters or privately placed with third persons, and (C) the net proceeds of such Securitization equal to the ratio between the principal balance of the Purchased Loans and the principal balance of all the Loans securitized in such Securitization.'

               3. Effectiveness This Agreement, even after due execution by the parties hereto, will not become effective until (i) each of the Conversion Letter Agreement No. 2 dated as of December 31, 1997 by and between CTS and CMGFC (the "Conversion Letter Agreement No. 2"), Amendment 3 to the Registration Rights Agreement dated as of December 31, 1997, by and between CMGFC and CTS, Amendment 3 to the Standby and Working Capital Financing Agreement dated as of December 31, 1997, by and among CMGFC as Borrower, CTS as Lender and CMG Funding Securities Corp. as Residualholder, Amendment 2 to the Purchase and Sale Agreement dated as of December 31, 1997, among CMGFC and CTS, Warrant No. 2 issued by CMGFC to CTS and dated as of December 31, 1997 has been exchanged for Warrant No. 1 held by CTS, and Warrant No. 3 issued by CMGFC to CTS and dated as of December 31, 1997, have each also been duly executed and delivered by the parties thereto, and (ii) the 410,581 shares of Class A Preferred Stock have been conveyed to CTS pursuant to Paragraph 2 of the Conversion Letter Agreement No. 2.

               4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without regard to its rules regarding conflict of laws.

               IN WITNESS WHEREOF, the parties have executed this Amendment 2 to the Investment Banking Services Agreement as of the day and year first above written.

                                                   CMG Funding Corp.



                                                   By:
                                                     ---------------------------
                                                       Name: John D. Fry
                                                       Title:



                                                   ContiTrade Services, L.L.C.



                                                   By:
                                                     ---------------------------
                                                       Name:
                                                       Title:



                                                   By:
                                                     ---------------------------
                                                       Name:
                                                       Title:



                                                   ContiFinancial Services
                                                   Corporation



                                                   By:
                                                     ---------------------------
                                                       Name:
                                                       Title:



                                                   By:
                                                     ---------------------------
                                                       Name:
                                                       Title: